Note 1 - Organization and Summary of Significant Accounting Policies: Earnings Per Share, Policy (Policies)	6 Months Ended
Feb. 28, 2015
Policies
Earnings Per Share, Policy

Basic and Diluted Earnings (Loss) Per Share - Net loss per share is calculated in accordance with FASB ASC 260, Earnings Per Share, for the period presented. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. The Company has potentially dilutive securities outstanding consisting of warrants to purchase common stock, (see Note 9) and the conversion of convertible loans (see Note 6).  For the three months ended February 28, 2015, the warrants would not have been exercised since they are priced significantly higher than the market value of the Company’s trading common stock, while the convertible loans would likely be converted due to the discount that would be applied to the market price. As of February 28, 2015, 11,904,762possible shares under the convertible loan would be considered dilutive.  Alternatively, for the three months ended February 28, 2014,the exercise of warrants or conversions would be anti-dilutive since the Company was in a loss position, and they are not counted in the calculation of loss per share. The total common stock equivalents on a fully diluted basis if all outstanding agreements were exercised at February 28, 2015, and 2014 were 18,704,762and 7,175,879 shares, respectively.